UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 31, 2017
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CARTER VALIDUS MISSION CRITICAL REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-54675	27-1550167
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
KeyBank Credit Facility Amendment
On January 31, 2017, Carter/Validus Operating Partnership, LP (“CVOP”), the operating partnership of Carter Validus Mission Critical REIT, Inc. (the “Company”) and certain of the Company’s subsidiaries entered into an amendment to the Second Amended and Restated Credit Agreement (as amended, the "KeyBank Credit Facility Agreement") related to the Company’s credit facility (the “KeyBank Credit Facility”) to extend the maturity date and modify the extension options of the revolving line of credit portion of the KeyBank Credit Facility.
In connection with the amendment to the KeyBank Credit Facility Agreement, the maturity date of the revolving line of credit was changed from May 28, 2017 to May 28, 2018, subject to CVOP's right to two 12-month extension periods (CVOP previously had a right to one 12-month extension period).
The actual amount of credit available under the KeyBank Credit Facility is a function of certain loan-to-cost, loan-to-value, debt yield and debt service coverage ratios contained in the KeyBank Credit Facility Agreement. Except as set forth in this Current Report on Form 8-K, the material terms of the KeyBank Credit Facility remain unchanged. As of February 2, 2017, the total unencumbered pool availability under the KeyBank Credit Facility was $514,575,000 and the remaining aggregate unencumbered pool availability was $136,575,000.
The material terms of the amendment to the KeyBank Credit Facility Agreement discussed above are not complete and are qualified in their entirety by the amendment to the KeyBank Credit Facility Agreement attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

10.1
Second Amendment to Second Amended and Restated Credit Agreement, by and among Carter/Validus Operating Partnership, LP, Carter Validus Mission Critical REIT, Inc., the guarantors and the lenders party thereto, dated January 31, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER VALIDUS MISSION CRITICAL REIT, INC.

Dated: February 2, 2017	By:	/s/ Todd M. Sakow
	Name:	Todd M. Sakow
	Title:	Chief Financial Officer